UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 29, 2008 (December 23, 2008)
GLOBAL CONSUMER ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33803	26-0469120

(State or other jurisdiction of	(Registration Number)	(IRS Employer Identification
incorporation)		No.)

1370 Avenue of the Americas, 28th Floor, New
York, New York	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 445-7800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
ITEM 7.01 Regulation FD Disclosure
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
EX-10.12: FORM OF DIRECTOR AGREEMENT
EX-10.13: SETTLEMENT AGREEMENT AND GENERAL RELEASE
EX-10.14: DIRECTOR RESIGNATION AGREEMENT
EX-99.1: PRESS RELEASE

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
     Global Consumer Acquisition Corp. (the “Company”) announced the appointment of a new Chief Executive Officer and new members of its Board of Directors. The Company’s Chairman of the Board, Jason Ader, will replace Scott LaPorta as Chief Executive Officer and will remain Chairman of the Board. Simultaneously, the Company announced the appointment by Mr. Ader, the Chairman of the Board and the sole remaining member of the Company’s Board of Directors, of a new Board of Directors that includes Michael B. Frankel, Andrew Nelson, Richard A.C. Coles, and Mark Schulhof and the resignations of Robert M. Foresman, Carl H. Hahn, Philip Marineau, and Steven Westly, representing all of the independent directors on the Company’s Board of Directors within the meaning of Rule 121(A) of the American Stock Exchange Company Guide and Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (collectively, the “Resigning Independent Directors”), and Marc Soloway from the Board. The Company believes there currently are attractive investment opportunities in the United States, as opposed to internationally. The Company’s newly appointed Board of Directors, who are all based in the United States, can pursue the process of consummating a transaction in the United States.
     Scott LaPorta resigned from the Board of Directors of the Company and was terminated without cause from his position as Chief Executive Officer of the Company pursuant to a settlement agreement between the Company and Mr. LaPorta, dated December 23, 2008 (the “Settlement Agreement”), the material terms of which are described below, but is qualified in its entirety by reference to the form of agreement attached hereto, which shall govern in all respects.
     In addition to their resignations from the Board of Directors, Messrs. Hahn, Westly and Marineau resigned from the Company’s Audit Committee, Messrs. Westly and Marineau resigned from the Company’s Nominating Committee and Mr. Soloway resigned from the Company’s Investment Committee. Messrs. Coles, Frankel and Schulhof were appointed to the Audit Committee to replace the resigning members, with Mr. Coles acting as Chairman of the Committee. Mr. Ader has determined that Messrs. Coles, Frankel and Schulhof are “independent directors” within the meaning of Rule 121(A) of the American Stock Exchange Company Guide and Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended. In addition, Mr. Ader has determined that Messrs. Frankel and Coles each satisfy the definition of financial sophistication and also qualify as an “audit committee financial expert,” as defined under the SEC’s rules and regulations.
     The Company’s current executive officers and directors are as follows:

Name	Age	Position

Jason N. Ader	40	Chairman of the Board and Chief Executive Officer

Andrew Nelson	29	Chief Financial Officer and Director

Richard A.C. Coles	41	Director

Michael B. Frankel	72	Director

Mark Schulhof	40	Director

     Jason N. Ader is the Chief Executive Officer of the Company and has served as Chairman of the Company’s Board of Directors since its formation in 2007 as well as the Company’s Principal Executive Officer since November 2008. Mr. Ader founded and has served as the President and Chief Executive Officer of Hayground Cove Asset Management LLC, a New York-based investment management firm and the sponsor of the Company. Since 2006, Mr. Ader has also served as Chairman of the Board of India Hospitality Corp., a blank check company formed to acquire Indian businesses or assets in the hospitality, leisure, tourism, travel and related industries, which consummated the acquisition of SkyGourmet and Mars Restaurants in July 2007. Mr. Ader has a strong asset management record and, prior to founding Hayground Cove, was a Senior Managing Director at Bear Stearns & Co. Inc., from 1995 to 2003, where he performed equity and high yield research for more than 50 companies in the gaming, lodging and leisure industries. From 1993 to 1995, Mr. Ader served as a Senior Analyst at Smith Barney covering the gaming industry. From 1990 to 1993, Mr. Ader served as a buy-side analyst at Baron Capital, where he covered the casino industry. Mr. Ader was rated as one of the top ranked analysts by Institutional Investor Magazine for nine consecutive years from 1994 to 2002. Mr. Ader has a B.S. degree in Economics from New York University and an M.B.A. in Finance from New York University, Stern School of Business.
     Andrew Nelson has been the Chief Financial Officer and Assistant Secretary of the Company since its formation in 2007 and is a member of the Company’s Board of Directors. Mr. Nelson has also served as Managing Director of Finance & Accounting at Hayground Cove since September 2005. In such capacity, Mr. Nelson is responsible for the finance and accounting functions of the firm, provides financial reporting and assists with risk management. Mr. Nelson is also a member of Hayground Cove’s Risk Committee. From 2006 to 2007, Mr. Nelson also served as Controller of India Hospitality Corp. Prior to joining Hayground Cove, Mr. Nelson worked at Context Capital Management, a hedge fund located in San Diego, California specializing in the convertible arbitrage strategy, as a Senior Operations Consultant from September 2004 to August 2005. Prior to that, he was a Fund Associate at Hedgeworks LLC from September 2002 to August 2004. Mr. Nelson graduated from the University of Vermont with a B.S. in Business. Mr. Nelson is a Chartered Financial Analyst and is enrolled in the Executive M.B.A. Program at New York University.
     Richard A.C. Coles is a member of the Company’s Board of Directors. Mr. Coles is a Co-Managing Principal of the Emmes Group of Companies and is a Member of their Investment Committee. Mr. Coles joined Emmes in 1997, became a Managing Director in 2004, and a Partner in 2005. Mr. Coles is the primary Principal responsible for the day to day oversight of Emmes Asset Management Company LLC and Emmes Realty Services LLC and plays a key role in the execution of the property level value enhancing strategies undertaken by the firm in respect of the assets owned and/or managed by the firm, as well as sourcing new acquisition opportunities for the firm and its partners and clients. Prior to joining Emmes, Mr. Coles worked as an asset manager and a development director of the Enterprise Development Company, overseeing numerous development and leasing projects for retail, urban specialty and office assets. Mr. Coles is the co-chair of The Enterprise Foundation, a leading non-profit provider of affordable housing, New York City advisory board. In addition, he is an active member of the Real Estate Board of New York (REBNY) as well as the Pension Real Estate Association (PREA). Mr. Coles holds a B.A. from Boston College and an M.B.A. in Finance and Accounting from New York University, Stern School of Business.

     Michael B. Frankel is a member of the Company’s Board of Directors. Mr. Frankel has been a private investor and advisor since June 2008. Prior to that time, from 1982 to June 2008, Mr. Frankel was employed at Bear Stearns & Co., Inc. where he was a Senior Managing Director since July 1990. While at Bear Stearns, Mr. Frankel was responsible for establishing and managing the Global Equity Capital Markets Group, was a member of the Commitment Committee, and managed the investment banking-research department relationship. Prior to joining Bear Stearns, from 1958 to 1982, Mr. Frankel was employed at L.F. Rothschild & Co. where he was a General Partner since 1973. At L.F. Rothschild & Co, Mr. Frankel managed the Institutional Equities Department. Mr. Frankel holds a B.S. in Economics from Lafayette College.
     Mark Schulhof is a member of the Company’s Board of Directors. Mr. Schulhof is Chief Executive Officer and President of Quadriga Art II, Inc., a leading provider of services to the non-profit community worldwide since 1994. Mr. Schulhof’s responsibilities at Quadriga Art II, Inc. include the oversight of all day-to-day operations and development of strategic growth initiatives in all channels of the business. Mr. Schulhof holds a Bachelor of Arts from Franklin & Marshall College and holds a Masters in Politics and Public Policy from The Eagleton Institute of Politics at Rutgers University.
     Neither Mr. Ader nor Mr. Nelson has entered into an employment agreement with the Company. Other than the equity issuances to Mr. Ader and Mr. Nelson of common stock of the Company in connection with the Company’s initial public offering, the executive officers have not received any cash or other compensation from the Company for services rendered to the Company.
     In consideration of each of Messrs. Coles, Frankel and Schulhof’s participation on the Company’s Board of Directors and any committee thereof, the Company has agreed to grant each of Messrs. Coles, Frankel and Schulhof 50,000 restricted stock units (the “Restricted Stock Units”) with respect to shares of the Company’s common stock, subject to stockholder approval and certain additional terms and conditions contained in each of their directors’ letters. The Company has agreed to submit the Restricted Stock Units to vote of its stockholders in connection with the solicitation of proxies or consents from its stockholders to approve a Business Combination (as defined in the Company’s Amended and Restated Certificate of Incorporation). Subject to stockholder approval, the Restricted Stock Units shall fully vest on the date (the “Vesting Date”) on the closing date of a Business Combination (as defined in the Company’s Amended and Restated Certificate of Incorporation). Settlement of vested Restricted Stock Units will occur on the date that is 180 calendar days after the Vesting Date. Restricted Stock Units will be settled by delivery of one share of the Company’s common stock for each Restricted Stock Unit settled. Such Restricted Stock Units shall be subject to a lock-up period that will commence on the date of the agreement granting such Restricted Stock Units and will continue for a period of 180 calendar days after the closing date of a Business Combination.
     The Company has also entered into indemnification agreements with each of Messrs. Coles, Frankel and Schulhof substantially in the form of the indemnification agreement filed by the Company on September 6, 2007 as Exhibit 10.10 to the Registration Statement on Form S-1. The indemnification agreements provide contractual indemnification to each of Messrs. Coles, Frankel and Schulhof in addition to the indemnification provided in the Company’s Amended and Restated Certificate of Incorporation and Bylaws. With respect to Mr. Nelson, the Company has amended the indemnification agreement he entered into with the Company in connection with the Company’s initial public offering to reflect Mr. Nelson’s appointment to the Company’s Board of Directors.

     In the course of their other business activities, our officers and directors may become aware of investment and business opportunities that may be appropriate for presentation to us as well as the other entities with which they are affiliated. They may have conflicting fiduciary duties in determining to which entity a particular business opportunity should be presented. Our officers and directors currently are, and may in the future become affiliated with additional entities that are, engaged in business activities similar to those intended to be conducted by us and, accordingly, may have conflicts of interest in determining to which entity a particular business opportunity should be presented.
     Each of Messrs. Coles, Frankel, and Schulhof have agreed, pursuant to their directors’ letters, until the earliest of the Company’s consummation of a Business Combination, the Company’s liquidation or such time each ceases to be a director, (i) to present to the Company for the Company’s consideration, prior to presentation to any other entity, any business opportunity which may reasonably be deemed appropriate for the Company based on the description in the Company’s registration statement on Form S-1 of the Company’s proposed business or which is required to be presented to the Company under Delaware General Corporation Law, (ii) that he shall not assist or participate with any other person or entity in the pursuit of or negotiation with respect to such business opportunity unless and until he receives written notice from the Company that the Company has determined not to pursue such business opportunity and (iii) that he will not seek any business opportunity that would conflict with the Company’s search for an acquisition candidate, which would include any involvement in a blank check company that is potentially seeking acquisition candidates in the global consumer products and services industry.
     Settlement Agreement with Scott LaPorta
     On December 23, 2008, the Company entered into the Settlement Agreement with Mr. LaPorta in connection with his termination as Chief Executive Officer of the Company and his resignation from the Company’s Board of Directors. The Settlement Agreement provides that Mr. LaPorta’s employment with the Company terminated without cause effective as of December 23, 2008. Mr. LaPorta will receive a severance payment from the Company in the sum of $247,917, less applicable withholding taxes, payable within five business days after the effective date of the Settlement Agreement. The Settlement Agreement also provides that: (i) Mr. LaPorta irrevocably and unconditionally retains his option to purchase 495,000 shares of the Company’s common stock from Hayground Cove Asset Management LLC at an exercise price of $0.001 per share (the “Option”) under the terms of his employment agreement and his termination under the terms of the Settlement Agreement shall not constitute a forfeiture of any part of the Option; (ii) Mr. LaPorta shall be deemed to be fully vested in the Option as of the effective date of the Settlement Agreement, provided however that Mr. LaPorta shall not be entitled to exercise all or any portion of the Option until on or after the date that is six months after the closing date of a Business Combination (as defined in the Company’s Amended and Restated Certificate of Incorporation) and that Mr. LaPorta shall have the right to exercise the Option at any time on or after such date; (iii) Mr. LaPorta irrevocably and unconditionally retains all rights and title to the 25,000 shares (the “Initial Shares”) he received in connection with his service on the Company’s Board of Directors under his employment agreement and that the Company irrevocably and unconditionally relinquishes any and all rights under his employment agreement or otherwise to redeem or repurchase these shares and the Company shall deliver such shares to Mr. LaPorta within five business days after the effective date of the Settlement Agreement; (iv) Mr. LaPorta irrevocably and unconditionally retains all rights and title to the 1,000,000 warrants (the “Warrants”) for the Company stock he purchased and the Company irrevocably and unconditionally relinquishes any and all rights under his employment agreement or otherwise to redeem or repurchase the warrants; (v) the Company shall maintain directors and officers’

liability insurance that names Mr. LaPorta as an insured under such policies for a period of six (6) years following the effective date of the Settlement Agreement at a level commensurate with that which is then applicable to the Company’s most senior executives and directors; (vi) Mr. LaPorta acknowledges that his non-solicitation obligations under his employment agreement survive the termination thereof, and he therefore may not, for a period of two years commencing on the date of his termination, solicit employees, personnel, consultants, advisers or contractors of the Company or its affiliates to leave the Company or its affiliates or encourage in any manner customers or clients of the Company or its affiliates to reduce their relationship with the Company or its affiliates; and (vii) Mr. LaPorta acknowledges that the Option, the shares of the Company stock Mr. LaPorta may acquire upon exercise of the Option, the Initial Shares and Warrants will all be subject to the terms of the Lock-up Agreement, dated October 3, 2007, between Hayground Cove Asset Management LLC and the Company.
     The Settlement Agreement also provides for a mutual general release of claims Mr. LaPorta has or may have against the Company and its officers, directors and affiliates or the Company has or may have against Mr. LaPorta.
     Director Resignation Agreement
     In connection with their resignation, the Company entered into a letter agreement (the “Resignation Agreement”) with the Resigning Independent Directors, the material terms of which are described below, but is qualified in its entirety by reference to the form of agreement attached hereto, which shall govern in all respects. The Director Resignation Agreement provides for the resignation of each of the Resigning Independent Directors effective as of the date thereof and, among other things, that each of the Resigning Independent Directors will be entitled to retain the 25,000 shares of our common stock granted to him in connection with his service on the Board of Directors and that the Company will maintain directors and officers’ liability insurance that names each of the Resigning Directors as an insured under such policies for a period of six (6) years following the date of the Resignation Agreement or substitute for such policies a single premium tail policy.
Forward-Looking Statements
     This report, and the information incorporated by reference in it, includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our forward-looking statements include, but are not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
     The forward-looking statements contained or incorporated by reference in this report are based on our current expectations and beliefs concerning future developments and their potential effects on us and speak only as of the date of such statement. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” filed in our Annual Report on Form 10-K for the year ended December 31, 2007. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
ITEM 7.01 Regulation FD Disclosure
     Attached as Exhibit 99.1 is the press release filed announcing the transactions described above. The information in Exhibit 99.1 is not “filed” pursuant to the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any registration statements filed under the Securities Act of 1933, as amended. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.
ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.12	Form of Director Agreement

10.13	Settlement Agreement and General Release

10.14	Director Resignation Agreement

99.1	Press Release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CONSUMER ACQUISITION CORP.
Date: December 29, 2008	By:	/s/ Jason N. Ader
		Name:	Jason N. Ader
		Title:	Chief Executive Officer